As filed with the Securities and Exchange Commission on November 30, 2000
                                            Securities Act File No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]


                             PILGRIM GOLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)

                                James M. Hennessy
                          ING Pilgrim Investments, Inc.
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                              Washington, DC 20006

                            ------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

            It is proposed that this filing will become effective on December 30, 2000 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                            Pilgrim Silver Fund, Inc.
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 (800) 992-0180

                               _____________, 2001

Dear Shareholder:

     Your Board of Directors has called a Special Meeting of Shareholders of the Pilgrim Silver Fund, a series of Pilgrim Silver Fund, Inc., ("Silver Fund") (together with Pilgrim Gold Fund, the "Funds") scheduled to be held at _______ [a.m./p.m.], local time, on ___________, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     The Board of Directors has approved a reorganization of the Pilgrim Silver Fund into the Pilgrim Gold Fund, a series of Pilgrim Gold Fund, Inc., ("Gold Fund"), each of which is managed by ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") and is part of the Pilgrim funds (the "Reorganization"). If shareholders approve the Reorganization, you would become a shareholder of Gold Fund on the date that the Reorganization occurs. Silver Fund invests primarily in silver and silver-related companies. Gold Fund invests primarily in gold and gold-related companies, but may invest in silver, other precious metals, or companies related to silver or precious metals. The Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Directors of Pilgrim Silver Fund, Inc. unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than __________, 2001.

     Silver Fund is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                   Sincerely,


                                   Robert W. Stallings,
                                   President

                               Pilgrim Silver Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILGRIM SILVER FUND
                         SCHEDULED FOR ___________, 2001

To the Shareholders:

     A Special Meeting of Shareholders of Pilgrim Silver Fund, a series of Pilgrim Silver Fund, Inc., ("Special Meeting") is scheduled for _________, 2001 at _______ [a.m./p.m.], local time, at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258.

     At the Special Meeting, you will be asked to consider and approve the following:

     1. an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Pilgrim Silver Fund by the Pilgrim Gold Fund, a series of Pilgrim Gold Fund, Inc.; and

     2. to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on ___________, 2001, are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.


                                 By Order of the Board of Directors


                                 James M. Hennessy,
                                 Secretary

______________, 2000

                                TABLE OF CONTENTS

INTRODUCTION................................................................   1

SUMMARY.....................................................................   2

   Comparison of Portfolio Characteristics..................................   4
   Relative Performance.....................................................   5
   Comparison of Investment Techniques and Risks of the Funds...............   5

COMPARISON OF FEES AND EXPENSES.............................................   7

   Total Operating Expenses.................................................   7
   Expense Table............................................................   7
   General Information......................................................   9

ADDITIONAL INFORMATION ABOUT GOLD FUND......................................  10

   Investment Personnel.....................................................  10
   Performance of Gold Fund.................................................  10

INFORMATION ABOUT THE REORGANIZATION........................................  11

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................  13

GENERAL INFORMATION ABOUT THE PROXY STATEMENT...............................  14

   Solicitation of Proxies..................................................  14
   Voting Rights............................................................  15
   Other Matters to Come Before the Meeting.................................  15
   Shareholder Proposals....................................................  15
   Reports to Shareholders..................................................  16

APPENDIX A.................................................................. A-1

APPENDIX B.................................................................. B-1

APPENDIX C.................................................................. C-1

APPENDIX D.................................................................. D-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR
                             _________________, 2001

                               PILGRIM SILVER FUND

                       Relating to the Reorganization into

                                PILGRIM GOLD FUND
                   (collectively, the "Funds," each a "Fund")


                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of Pilgrim Silver Fund, formerly Lexington Silver Fund, a series of Pilgrim Silver Fund, Inc., ("Silver Fund") to Pilgrim Gold Fund, formerly Lexington Goldfund, a series of Pilgrim Gold Fund, Inc., ("Gold Fund") in exchange for shares of Gold Fund (the "Reorganization"). Silver Fund would then distribute to its shareholders their portion of the shares of Gold Fund it receives in the Reorganization. The result would be a liquidation of Silver Fund. You would receive shares of the Gold Fund having an aggregate value equal to the aggregate value of the shares you held of Silver Fund, as of the close of business on the business day of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished. It is anticipated that the name of Gold Fund will be changed at this time to Pilgrim Precious Metals Fund, subject to Board approval.

     Because you, as a shareholder of Silver Fund, are being asked to approve a transaction that will result in your holding of shares of Gold Fund, this Proxy Statement also serves as a prospectus for Gold Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Gold Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus (the "Pilgrim Prospectus") dated November 1, 2000, and the Statement of Additional Information for the Funds dated July 31, 2000, which may be obtained, without charge, by calling (800) 992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Gold Fund dated December 31, 1999, and the semi-annual report dated June 30, 2000, are incorporated herein by reference. You may receive a copy of the most recent annual report for either of the Funds and a copy of any more recent semi-annual report, without charge, by calling (800) 992-0180.

     You may also obtain proxy materials, reports and other information filed by Gold Fund from the Securities and Exchange Commission's ("SEC") Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 2, 2000, the Board of Directors of Silver Fund approved an Agreement and Plan of Reorganization (the
"Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of Silver Fund to Gold Fund, in exchange for shares of Gold Fund;

     *    the assumption by Gold Fund of all of the liabilities of Silver Fund;

     * the distribution of Gold Fund shares to the shareholders of Silver Fund; and

     *    the complete liquidation of Silver Fund.

     The Reorganization is expected to be effective upon the opening of business on ___________, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each holder of Class A shares of Silver Fund would become a Class A shareholder of Gold Fund. Each shareholder would hold, immediately after the Closing, Class A shares of Gold Fund having an aggregate value equal to the aggregate value of Class A shares of Silver Fund held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various funds. The Pilgrim fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim funds has proposed the consolidation of a number of the Pilgrim funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     In considering whether to approve the Reorganization, you should note that:

     *    The Funds have compatible investment objectives;

     * The proposed Reorganization is expected to result in a reduction of total operating expenses for the shareholders of Silver Fund. For example, the operating expenses, expressed as a percentage of net asset value per share for Class A shares, are as follows:

          *    Expenses of Silver Fund(1)                             2.12%
          *    Expenses of Gold Fund(1)                               1.75%
          *    Projected Expenses of Gold Fund
               after the Reorganization (PRO FORMA):                  1.59%

     * Silver Fund shareholders would no longer participate in a portfolio composed primarily of silver and silver-related companies. Gold Fund invests primarily in gold and gold-related companies; however, the Gold Fund has the ability to invest up to 35% of its total assets in silver, other precious metals, or other companies related to silver or other precious metals. Further, the Gold Fund seeks to serve as a hedge against a decline in the buying power of the U.S. dollar.

----------
(1) Based upon expenses incurred by each Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and distribution (12b-1) plans which became effective when ING Pilgrim Investments became adviser to the Funds on July 26, 2000.

     * Shareholders of the Silver Fund, with net assets of $18.6 million on June 30, 2000, would become shareholders of a larger, more viable fund whose net assets, when combined with those of Gold Fund, would have been $ 71.8 million on June 30, 2000.

     Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of Silver Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF PILGRIM SILVER FUND, INC., ON BEHALF OF SILVER FUND, UNANIMOUSLY APPROVED THE PROPOSED
REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                                     SILVER FUND                                      GOLD FUND
                                     -----------                                      ---------
INVESTMENT OBJECTIVE    Seeks to maximize total return on its assets from    Seeks to attain capital appreciation and hedge
                        long-term growth of capital and income principally   against the loss of buying power of the U.S. dollar
                        through investment in a portfolio of securities of   as may be obtained through investment in gold and
                        issuers that are engaged in the exploration,         securities of companies engaged in mining or
                        mining, fabrication or distribution of silver        processing gold throughout the world.
                        ("silver-related companies") and silver bullion.

INVESTMENT STRATEGIES   *   Invests in common stocks of established          *   Normally invests at least 65% of the value of
                            silver-related companies that have the               its total assets in gold bullion and the equity
                            potential for long-term growth of capital or         securities of companies engaged in the
                            income, or both.                                     exploration, mining, processing, fabrication or
                                                                                 distribution of gold ("gold-related companies").
                        *   At least 80% of the Fund's assets will be
                            invested in established silver-related           *   May invest the remaining 35% of its total assets
                            companies that have been in business more than       in other precious metals, including silver,
                            three years. These companies may be domiciled        platinum and palladium, and in the equity
                            in the United States, Canada, Mexico, as well        securities of companies engaged in the
                            as other silver producing countries throughout       exploration, mining, processing, fabrication or
                            the world.                                           distribution of other precious metals or
                                                                                 materials.
                        *   May also invest in other types of securities
                            of silver-related companies, including           *   From time to time, invests in silver bullion or
                            convertible securities, preferred stocks,            the common stock of companies engaged in the
                            bonds, notes and warrants.                           exploration, mining, processing, fabrication or
                                                                                 distribution of silver ("silver-related
                        *   Has the ability to hold silver bullion.              companies").

                        *   When the return on debt securities appears       *   May also invest in other types of securities,
                            that it will equal or exceed the return on           including convertible securities, preferred
                            common stocks, the Fund may substantially            stocks, bonds, notes and warrants, of
                            increase its holdings in debt securities.            gold-related companies, silver- related
                                                                                 companies, or companies related to other
                                                                                 precious metals.

                                                                             *   Intends to invest less than half of the value of
                                                                                 its assets directly in bullion or other direct
                                                                                 forms of gold, silver and other precious metals
                                                                                 (as opposed to securities).

                                                                             *   Performance and ability to meet objective will
                                                                                 be largely dependent on the market value of
                                                                                 gold, and, to a lesser degree, silver and other
                                                                                 precious metals.

                                                                             *   A substantial portion of the Fund's investments
                                                                                 will be in the securities of foreign issuers.

INVESTMENT ADVISER      ING Pilgrim Investments                              ING Pilgrim Investments

PORTFOLIO MANAGERS      James A. Vail                                        James A. Vail

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                                       SILVER FUND                             GOLD FUND
                                                       -----------                             ---------
Net Assets                                              $18,651,289                            $53,152,820

Number of Holdings                                         21                                     24

Portfolio Turnover Rate(1)                               7.55%                                  16.86%

As a percentage of net assets:
 Equity Securities                                        67.30%                                 87.90%
 U.S. Securities                                          33.90%                                 16.10%
 Foreign Securities                                       40.30%                                 71.80%
 Gold and Gold-Related Companies(2)                        0.00%                                 79.00%
 Silver and Silver-Related Companies(2)                   75.40%                                  0.00%
 Preferred Securities                                      6.40%                                  0.00%
 Short-Term Debt Instruments                              18.70%                                  5.10%
 Gold Bullion                                              0.00%                                  5.20%
 Silver Bullion                                            7.00%                                  0.00%

Top 10 Holdings                              Cia Buenaventura -         7.34%       Goldcorp, Inc. - .         7.29%
(as a % of net assets)                       Silver Bullion Allocated - 7.00%       Gold Fields, Ltd. -        7.03%
                                             Meridian Gold, Inc. -      6.99%       Harmony Gold Mining Co -   6.68%
                                             Freeport McMoran Copper -  6.37%       Newmont Mining Corp. -     5.70%
                                             Grupo Mexico -             6.10%       Placer Dome, Inc. -        5.43%
                                             Penoles -                  5.59%       Meridian Gold Inc. -       5.37%
                                             Homestake Mining Co -      5.29%       Agnico-Eagle Mines Ltd.-   5.37%
                                             Apex Silver Mines Ltd. -   5.06%       Impala Platinum Hldg -     5.31%
                                             KGHM Polska -              4.09%       Anglogold Ltd -            5.28%
                                             Stillwater Mining -        3.74%       Gold Bullion -             5.21%

Top 10 Countries                             USA -                     33.40%       Canada -                  33.70%
(as a % of net assets)                       Mexico -                  14.60%       South Africa -            30.70%
                                             Peru -                     7.30%       USA -                     16.10%
                                             Australia -                6.00%       Australia -                7.40%
                                             United Kingdom -           4.50%
                                             Poland -                   4.10%
                                             Canada -                   3.80%

----------
(1)  For the six month period ended June 30, 2000.
(2) As that term is defined in "Comparison of Investment Objectives and Strategies."

RELATIVE PERFORMANCE

     The following table shows, for each calendar year since 1992 and January 1, 2000 through September 30, 2000, the average annual total returns for: (a) Class A shares of Silver Fund and (b) Class A shares of Gold Fund. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. Total returns are calculated assuming reinvestment of all dividends and capital gain distributions, if any, at net asset value and excluding the deduction of sales charges, if any.


          CALENDAR YEAR/           SILVER               GOLD
          PERIOD ENDED             FUND(1)           FUND(1)(2)
          ------------             -------           ----------
            12/31/92               -19.01%             -20.51%
            12/31/93                76.52%              86.96%
            12/31/94                -8.37%              -7.28%
            12/31/95                12.37%              -1.89%
            12/31/96                 2.38%               7.84%
            12/31/97                -8.05%             -42.98%
            12/31/98               -29.64%              -6.39%
            12/31/99                 8.70%               8.58%
            1/1/00-9/30/00         -20.61%             -22.47%

----------
(1) Prior to July 26, 2000, the Fund was advised by Lexington Management Corporation, which was acquired by the parent to ING Pilgrim Investments on July 26, 2000. ING Pilgrim Investments bcame the adviser on that same date. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(2) For more information about the performance of Gold Fund, see "Additional Information about Pilgrim Gold Fund."

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS

     Although the Funds have somewhat different investment techniques, many of the risks of investing in Gold Fund are similar to the risks of investing in Silver Fund. A principal risk of an investment in either Fund is that you may lose money on your investment. The net asset value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect such fluctuations.

     PRECIOUS METALS RISK. The Funds' focus on precious metals and precious metal stocks exposes the investor to risks associated with those metals. The market for gold, silver and other precious metals is concentrated in countries that have the potential for instability. The supply and demand for gold, silver and other precious metals may vary widely and may be affected by actions of governments or their agencies or national banks, all of which may affect the price of a precious metal or a related company. The market for gold and other precious metals is widely unregulated. As a result, the price of gold, silver and related precious metal stocks, and therefore the Funds, may fluctuate significantly. Direct investments in precious metals have the following characteristics: they earn no income; transaction and storage costs may be higher; and they will realize gain only with an increase in the market price.

     EQUITY SECURITIES RISK. Both Gold Fund and Silver Fund invest in equity securities and securities with equity characteristics, such as common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Both Funds are subject to risks associated with investing primarily in equity securities, including market risk, issuer risk including credit risk, price volatility risks and market trend risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While offering the potential for greater long-term growth than most debt securities, equities generally have higher volatility.

     FOREIGN SECURITIES RISK. Both Funds invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. To the extent the Funds invest in emerging market countries, the risks may be greater partly because emerging countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

     NON-DIVERSIFICATION RISK. The Funds are non-diversified investment companies. There is additional risk associated with being non-diversified, since a greater proportion of the Funds' total assets may be invested in a single company.

     CHANGE IN OBJECTIVE. The investment objectives of Silver Fund and Gold Fund differ. Silver Fund has as part of its investment objective investment in silver and silver-related companies. Gold Fund has as part of its investment objective, investment in gold and gold-related companies. Therefore, if the Reorganization is approved, Silver Fund shareholders would no longer invest in a portfolio that invests primarily in silver and silver-related securities. However, the Gold Fund has the ability to invest up to 35% of its total assets in silver, other precious metals or companies related to silver and other precious metals, so there is opportunity to retain some exposure to silver and silver-related companies.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Gold Fund, see "Appendix C: Additional Information Regarding Gold Fund."

TOTAL OPERATING EXPENSES

     The operating expenses of Gold Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are lower than those of Silver Fund. The operating expenses for Class A shares of Gold Fund and Silver Fund are 1.75% and 2.12%, respectively, based upon expenses incurred by each Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and distribution (12b-1) plans which became effective when ING Pilgrim Investments became advisor to the Funds on July 26, 2000.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for both Funds. Under the terms of the expense limitation agreements, ING Pilgrim Investments has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment to ING Pilgrim Investments within three years. The current expense limitation agreements for the Funds provide that they will remain in effect until July 26, 2002. There is no assurance that the expense limitation agreements will be continued after that date. The expense limitation agreements cap the Funds' operating expenses at 2.75% of average daily net assets. Although ING Pilgrim Investments has implemented expense limitation agreements for the Funds, the Funds' actual expenses are lower than the expense limitations contained in the agreements. This information and other information is shown in the table below entitled "Annual Fund Operating Expenses."

     It is expected that the expense ratio of Gold Fund after the Reorganization will be 1.59% without taking into account any expense subsidies from management.

     MANAGEMENT FEE. Each Fund pays a management fee based on a percentage of the Fund's average daily net assets, as follows:

       ASSETS TO WHICH FEE APPLIES                        SILVER FUND
       ---------------------------                        -----------
       First $30 million                                     1.00%
       Assets over $30 million                               0.75%

       ASSETS TO WHICH FEE APPLIES                         GOLD FUND
       ---------------------------                         ---------
       First $50 million                                     1.00%
       Assets over $50 million                               0.75%

     DISTRIBUTION AND SERVICE FEES. Class A shares of both Funds have distribution (12b-1) and service fees of 0.25%.

EXPENSE TABLE

     The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are annualized based upon the operating expenses incurred by Class A shares of the Funds for the period ended June 30, 2000, adjusted for current expenses of contracts and distribution (12b-1) plans which became effective when ING Pilgrim Investments became advisor to the Funds on July 26, 2000. PRO FORMA fees show estimated fees of Gold Fund after giving effect to the proposed Reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical, and reflect adjustments for anticipated contractual changes.

                         ANNUAL FUND OPERATING EXPENSES
                                   (UNAUDITED)

                  (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                            DISTRIBUTION
                                            (12b-1) AND
                                            SHAREHOLDER                TOTAL FUND
                              MANAGEMENT     SERVICING       OTHER     OPERATING     FEE WAIVER     NET FUND
                                 FEES         FEES(2)      EXPENSES     EXPENSES    BY ADVISER(3)   EXPENSES
                                 ----         -------      --------     --------    -------------   --------
CLASS A
 Silver Fund                     1.00%         0.25%         0.87%       2.12%           --          2.12%

 Gold Fund                       0.95%         0.25%         0.55%       1.75%           --          1.75%

 Gold Fund After the
 Reorganization (PRO FORMA)      0.95%         0.25%         0.39%       1.59%           --          1.59%

----------
(1) For both Funds the fiscal year end is December 31. Expenses of the Funds and the PRO FORMA expenses are estimated based upon expenses incurred by each Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and distribution (12b-1) plans which became effective when ING Pilgrim Investments became advisor to the Funds on July 26, 2000.

(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) ING Pilgrim Investments has entered into expense limitation agreements that limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Gold Fund and Silver Fund to 2.75%, subject to possible later recoupment. The current expense limitations will remain in effect until July 26, 2002.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of Silver Fund that will be transferred to Gold Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Gold Fund, and the realization of taxable gains or losses for Gold Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in each of the Funds and in the combined Fund on a PRO FORMA basis. The examples assume that you invest $10,000 in each Fund and in the Gold Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses whether or not you redeem your shares at the end of each period shown; your actual costs may be higher or lower.

                       SILVER FUND*                        GOLD FUND*                PRO FORMA: THE FUNDS COMBINED
              ------------------------------    ---------------------------------   --------------------------------
                1       3        5       10       1        3        5        10       1        3       5         10
              YEAR    YEARS    YEARS   YEARS    YEAR     YEARS    YEARS     YEARS   YEAR     YEARS   YEARS     YEARS
              ----    -----    -----   -----    ----     -----    -----     -----   ----     -----   -----     -----
Class A       $778    $1201    $1649   $2886    $743     $1094    $1469     $2519   $727     $1048   $1391     $2356

----------
*  Both Funds offer only Class A shares.

GENERAL INFORMATION

     Class A shares of Gold Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Silver Fund held by that shareholder immediately prior to the Reorganization.


     In addition, the period that the shareholder held shares of Silver Fund will be included in the holding period of Gold Fund shares for purposes of calculating any contingent deferred sales charge. Gold Fund and Silver Fund are each subject to the sales load structure described in the table below.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                            CLASS A(1)
                                                            ----------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                        5.75%(2)
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                              None (3)

----------
(1) Shareholders that purchased shares of Silver Fund or Gold Fund at the time the Funds were part of the Lexington family of funds are not subject to sales charges for the life of their account.

(2) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.

(3) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.

     Gold Fund and Silver Fund do not have any redemption fees, exchange fees or sales charges on reinvested dividends.

                 ADDITIONAL INFORMATION ABOUT PILGRIM GOLD FUND

INVESTMENT PERSONNEL

     The portfolios of Gold Fund and Silver Fund are managed by James A. Vail. Mr. Vail serves as Vice President and Portfolio Manager of ING Pilgrim Investments. He is a chartered Financial Analyst, is a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim Investments in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc., and, most recently, Beacon Trust Company, where he was a Senior Investment Analyst.

PERFORMANCE OF GOLD FUND

     The bar chart and table that follow provide an indication of the risks of investing in Gold Fund by showing (on a calendar year basis) changes in Gold Fund's annual total return from year to year and by showing (on a calendar year basis) how Gold Fund's average annual returns for one year, five years, and ten years, compared to two broad measures of market performance, the Standard & Poor's 500 Stock Price Index ("S&P 500 Index") and Gold Bullion. The information in the bar chart is based on the performance of the Class A shares of Gold Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Gold Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR-BY-YEAR RETURNS(1)

 1990     1991    1992     1993    1994     1995   1996    1997     1998   1999
 ----     ----    ----     ----    ----     ----   ----    ----     ----   ----
-20.65%  -6.14%  -20.51%  86.96%  -7.28%   -1.89%  7.84%  -42.98%  -6.39%  8.58%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was 34.36% for the quarter ended June 30, 1993, and the Fund's worst quarterly performance was -29.07% for the quarter ended December 31, 1997. The Fund's year-to-date return as of September 30, 2000, was -22.47%.

     The table below shows what the average annual total returns of Gold Fund would equal if you averaged out actual performance over various lengths of time, compared to the S&P 500 Index. The S&P 500 Index has an inherent performance advantage over Gold Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Gold Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases. Total returns include reinvestment of dividends and capital gains distribution, if any. The S&P 500 Index is unmanaged.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999

                                        1 YEAR        5 YEARS      10 YEARS
                                        ------        -------      --------
Gold Fund - Class A (1)                  2.34%         -5.45%       -15.01%
Gold Bullion (2)                         0.85%         -5.41%        -3.14%
S&P 500 Index (3)                       21.04%         28.56%        18.21%

----------
(1)  Reflects deduction of sales charge of 5.75%.
(2)  Gold Bullion is a commodity traded on the New York Mercantile Exchange.
(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

     The table below shows the performance of Gold Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999

                                        1 YEAR        5 YEARS      10 YEARS
                                        ------        -------      --------
Gold Fund - Class A                      8.58%         -9.32%       -4.53%

----------
(1)  The Fund commenced operations on December 3, 1975.

NAME CHANGE

     It is anticipated that the name of Gold Fund will change to Pilgrim Precious Metals Fund at or around the time of the Reorganization, subject to approval by Gold Fund, Inc.'s Board of Directors.

     For a discussion by the adviser regarding the performance of Gold Fund for the year ended December 31, 1999, see Appendix A to the Proxy
Statement/Prospectus. Additional information about Gold Fund is included in Appendix C to this Proxy Statement/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Silver Fund to Gold Fund in exchange for Class A shares of Gold Fund. Silver Fund will distribute Class A shares of Gold Fund received in the exchange to the shareholders of Silver Fund, and then Silver Fund will be liquidated.

     After the Reorganization, each shareholder of Silver Fund will own Class A shares in Gold Fund having an aggregate value equal to the aggregate value of Class A shares in Silver Fund held by that shareholder as of the close of business on the business day of the Closing. Class A shareholders of Silver Fund will receive Class A shares of Gold Fund. In the interest of economy and convenience, shares of Gold Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of Silver Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Gold Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval by the shareholders of Silver Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various Pilgrim funds. The Pilgrim fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim funds has proposed the consolidation of a number of the Pilgrim funds that it believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     The proposed Reorganization was presented to the Board of Directors of Pilgrim Silver Fund, Inc., on behalf of Silver Fund, for consideration and approval at a meeting held on November 2, 2000. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Silver Fund, determined that the interests of the shareholders of Silver Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Silver Fund and its shareholders.

     The Reorganization will allow Silver Fund's shareholders to continue to participate in a professionally managed portfolio which seeks to achieve an objective of appreciation or growth of capital and that invests primarily in precious-metals related investments. As shareholders of Gold Fund, these shareholders will continue to be able to exchange into other mutual funds in the group of Pilgrim funds and ING funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim funds and ING funds and Classes available after the Reorganization is contained in Appendix D.

     BOARD CONSIDERATIONS. The Board of Directors of Pilgrim Silver Fund, Inc., on behalf of Silver Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) the plans of management to reduce overlapping funds in the Pilgrim fund complex;

     (2) expense ratios and information regarding fees and expenses of Silver Fund and Gold Fund;

     (3) estimates that show that combining the Funds is expected to result in a lower expense ratio because of economies of scale expected to result from an increase in the asset size of Gold Fund;

     (4) whether the Reorganization would dilute the interests of Silver Fund's current shareholders;

     (5) the relative investment performance and risks of Gold Fund as compared to Silver Fund;

     (6) the ability of Gold Fund to continue the Silver Fund's investment technique of investing in silver and silver-related companies; and

     (7) the tax-free nature of the Reorganization to Silver Fund and its shareholders.

     The Board of Directors also considered the future potential benefits to ING Pilgrim Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

     THE DIRECTORS OF SILVER FUND, INC. RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH GOLD FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Silver Fund nor its shareholders nor Gold Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, Silver Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Silver Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Silver Fund's shareholders.

     As of December 31, 1999, Silver Fund had accumulated capital loss carryforwards in the amount of approximately $9,501,120. As of December 31, 1999, Gold Fund had accumulated capital loss carryforwards of approximately $54,259,277. After the Reorganization, the losses of Gold Fund will generally be available to Gold Fund to offset its capital gains, although the amount of these losses may be limited due to previous reorganizations. Also, after the Reorganization, the losses of Silver Fund will be available to Gold Fund to offset its capital gains, although a portion of the amount of these losses which may offset Gold Fund's capital gains in any given year will be limited. As a result of this limitation, it is possible that Gold Fund may not be able to use such losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of Gold Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of Gold Fund's capital loss carryforwards and those of Silver Fund currently are available only to pre-Reorganization shareholders of those Funds. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Gold Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, Adviser to the Funds, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset value immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Gold Fund is a series of Pilgrim Gold Fund, Inc., which is a corporation organized under the laws of Maryland. Silver Fund is a series of Pilgrim Silver Fund, Inc., which is a corporation organized under the laws of Maryland. Pilgrim Gold Fund, Inc. and Pilgrim Silver Fund, Inc. are both governed by a Board of Directors. Each Board has eleven directors; the members of both Boards are identical.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, is the principal distributor for both Funds.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Gold Fund and Silver Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Silver Fund's shareholders, then as soon as practicable before the Closing, Silver Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000, and on a PRO FORMA basis as of June 30, 2000, giving effect to the Reorganization:

                                                NET ASSET VALUE      SHARES
                                  NET ASSETS       PER SHARE       OUTSTANDING
                                  ----------       ---------       -----------
SILVER FUND
  Class A                        $18,651,289         $2.46           7,567,285

GOLD FUND
  Class A                        $53,152,820         $2.74          19,402,979

GOLD FUND AFTER THE
REORGANIZATION (PRO FORMA)
  Class A                        $71,804,109         $2.74          26,205,879


                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about _______, 2001. Shareholders of Silver Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Pilgrim Silver Fund, Inc., on behalf of Silver Fund, has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Silver Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Silver Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Pilgrim Silver Fund, Inc. that may be presented at the meeting.

VOTING RIGHTS

     Shareholders of Silver Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of Silver Fund at the close of business on _________, 2000 (the "Record Date"), will be entitled to be present and give voting instructions for Silver Fund at the meeting with respect to their shares owned as of that Record Date. As of the Record Date, ______ shares of Silver Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon by shareholders of Silver Fund.

     The holders of one-third of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Silver Fund expects that, before the meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Silver Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     To the knowledge of Pilgrim Silver Fund, Inc., as of November 1, 2000, no current Director owns 1% or more of the outstanding shares of Silver Fund, and the officers and Directors own, as a group, less than 1% of the shares of Silver Fund.

     As of November 1, 2000, no person owned beneficially or of record 5% or more of the outstanding shares of Class A of Silver Fund or Gold Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

     Silver Fund does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Silver Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Silver Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Pilgrim Investments will furnish, without charge, a copy of the most recent Annual Report regarding Silver Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, Suite 1200, Phoenix, Arizona 85004, or at (800) 992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                               James M. Hennessy,
                               Secretary

________, 2000
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

                                   APPENDIX A

     Set forth is an excerpt from the Annual Report, dated December 31, 1999, of Pilgrim Gold Fund, then called Lexington Goldfund (the "Fund" or "Goldfund"), regarding performance of Goldfund.

                               LEXINGTON GOLDFUND
                           PORTFOLIO MANAGER'S REPORT

     The Lexington Goldfund decreased by 8.61% during the fourth quarter and increased by 8.58%* for the full year of 1999. According to Lipper, Inc. the average gold fund decreased by 10.35% for the fourth quarter and increased by 3.63% for the full year of 1999.

     1999 was a tumultuous year for the gold industry. Prices swung violently as the IMF and Bank of England announced plans to sell gold to help developing countries, and trim excess holdings, respectively. Gold began the year at $295 per ounce, fell to $252.50 before rising to $325 per ounce in October, and finally ending the year at $280 per ounce.

     The price rise to $325 was the result of the European Central Banks declaring they would limit gold sales and leasing in the future. The price move was short-lived as hedging policies at several gold producers threatened corporate solvency, and liquidity had to be produced to shore up corporate balance sheets. The gold price slumped to $290 and ended the year in a narrow range. Within this environment, the Fund maintained its strategy of concentrating its exposure on the highest quality, most liquid gold producers.

     For the intermediate period ahead, the past will probably be prologue. Liquidity is quite available providing producers and speculators the ability to short gold with no catalysts for higher gold prices appearing in the near term.

     We expect gold will trade in a narrow range for the early part of 2000. Fundamentally, an expanding global economy is expected to continue to produce a growing physical demand for gold and over the course this year we expect prices to of trend modestly higher.

     We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

            /s/ James A. Vail                /s/ Robert M. DeMichele
            James A. Vail                    Robert M. DeMichele
            Portfolio Manager                President
            February, 2000                   February, 2000

     Comparison of change in value of a $10,000 Investment in GoldFund, the unmanaged Standard & Poor's 500 Stock Price Index and Gold Bullion (London P.M. Fix, (U.S. Dollars))

                                        S&P 500
         DATE        GOLDFUND       STOCK PRICE INDEX       GOLD BULLION
         ----        --------       -----------------       ------------
       12/31/89      $10,000            $10,000                $10,000
       12/31/90      $ 7,935            $ 9,690                $ 9,853
       12/31/91      $ 7,448            $12,636                $ 8,861
       12/31/92      $ 5,920            $13,597                $ 8,351
       12/31/93      $11,069            $14,965                $ 9,828
       12/31/94      $10,263            $15,161                $ 9,596
       12/31/95      $10,069            $20,851                $ 9,690
       12/31/96      $10,858            $25,641                $ 9,246
       12/31/97      $ 6,191            $34,197                $ 7,266
       12/31/98      $ 5,796            $44,019                $ 7,206
       12/31/99      $ 6,293            $53,280                $ 7,267

                      AVERAGE ANNUAL STANDARD TOTAL RETURNS
                         FOR THE PERIOD ENDING 12/31/99

                                        S&P 500
         DATE        GOLDFUND       STOCK PRICE INDEX       GOLD BULLION
         ----        --------       -----------------       ------------
         1  yr         8.58%             21.04%                 0.85%
         5  yr        -9.32%             28.56%                -5.41%
         10 yr        -4.53%             18.21%                -3.14%

     This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Standard & Poor's 500 Stock Index (S&P 500) and a direct investment in gold bullion. Results for the Fund and the S&P 500 include the reinvestment of all dividend and capital gain distributions. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

     *8.58%, (9.32)% and (4.53)% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                            LEXINGTON GOLDFUND, INC.
                    PORTFOLIO SUMMARY AS OF DECEMBER 31, 1999

             ASSET ALLOCATION
             Common Stocks                                 91.5%
             Cash & Cash Equivalents                        4.7%
             Gold Bullion                                   3.8%

             TOP COUNTRY HOLDINGS
             South Africa                                  32.3%
             Canada                                        27.9%
             United States                                 19.8%
             Australia                                     11.5%

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between Pilgrim Gold Fund, Inc., a Maryland corporation (the "Gold Company") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series (the "Acquiring Fund"), and Pilgrim Silver Fund, Inc., a Maryland corporation (the "Silver Company") with its principal place of business at 7337
E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, the Pilgrim Silver Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A shares of common stock ($0.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Directors of Gold Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of Silver Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to Class A shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class A Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Class A Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.2. The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement and additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.3. The number of the Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent auditors.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be _____ ___, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct Brown Brothers, Harriman & Co. as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund, respectively, shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except has been disclosed to the Acquiring Fund in a written instrument executed by an officer of Silver Company, Silver Company, on behalf of the Acquired Fund, represents and warrants to the Gold Company as follows:

     (a) The Acquired Fund is a series of Silver Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under Silver Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Silver Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Silver Company, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Silver Company, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by Gold Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Silver Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at December 31, 1999, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of Silver Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of Gold Company, Gold Company, on behalf of the Acquiring Fund, represents and warrants to Silver Company as follows:

     (a) The Acquiring Fund is duly organized as a series of Gold Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Gold Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) Gold Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in (i) a material violation of Gold Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Gold Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Gold Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by Silver Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Gold Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at December 31, 1999, have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of Gold Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (o) The information to be furnished by Gold Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class A Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A Acquiring Fund Shares received at the Closing.

     5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. Silver Company, on behalf of the Acquired Fund, covenants that Silver Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Gold Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Silver Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Gold Company's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of Silver Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Silver Company's election, to the performance by Gold Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of Gold Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. Gold Company shall have delivered to the Silver Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Silver Company and dated as of the Closing Date, to the effect that the representations and warranties of Gold Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Silver Company shall reasonably request;

     6.3. Gold Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Gold Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of Gold Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Gold Company's election to the performance by Silver Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of Silver Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. Silver Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of Silver Company;

     7.3. Silver Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Gold Company and dated as of the Closing Date, to the effect that the representations and warranties of Silver Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Gold Company shall reasonably request;

     7.4. Silver Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Silver Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Silver Company, on behalf of the Acquired Fund, or Gold Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Silver Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Gold Company nor Silver Company may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Gold Company or Silver Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received the opinion of Dechert addressed to Silver Company and Gold Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of Gold Company and Silver Company. Notwithstanding anything herein to the contrary, neither Gold Company nor Silver Company may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1. Gold Company, on behalf of the Acquiring Fund, and Silver Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The expenses relating to the proposed Reorganization will be shared are (1) half of such costs are borne by the investment adviser to the Acquiring Funds, and (2) half are borne by the Acquired Fund and Acquiring Fund and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquiring Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. Gold Company and Silver Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Gold Company and Silver Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Gold Company or to Silver Company, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                                 PILGRIM GOLD FUND, INC., on behalf of
                                        its sole series


----------------------------------      By:
SECRETARY                                  -------------------------------------

                                        Its:
                                            ------------------------------------


Attest: PILGRIM SILVER FUND, INC., on behalf of its sole series, PILGRIM SILVER FUND


----------------------------------      By:
SECRETARY                                  -------------------------------------

                                        Its:
                                            ------------------------------------

                                   APPENDIX C

               ADDITIONAL INFORMATION REGARDING PILGRIM GOLD FUND

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to Class A shares of the Pilgrim Gold Fund (the "Fund"). As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the reorganization of Pilgrim Silver Fund ("Silver Fund") into the Fund (the "Reorganization") will be the same as those that apply to Silver Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of Silver Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown in the chart below.

                                                            CLASS A
                                                            -------
   Maximum Initial Sales Charge on Purchases                5.75%(1)
   Contingent Deferred Sales Charge ("CDSC")                None(2)
   Annual Distribution (12b-1) and Service Fees (3)         0.25%
   Maximum Purchase                                         Unlimited

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3)  Annual asset-based distribution charge.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                          AS A % OF THE            AS A %
     YOUR INVESTMENT                      OFFERING PRICE           OF NAV
     ---------------                      --------------           ------
     Less than $50,000                         5.75%                6.10%
     $50,000 - $99,999                         4.50%                4.71%
     $100,000 - $249,999                       3.50%                3.63%
     $250,000 - $499,999                       2.50%                2.56%
     $500,000 - $1,000,000                     2.00%                2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                               PERIOD DURING
    YOUR INVESTMENT                            CDSC          WHICH CDSC APPLIES
    ---------------                            ----          ------------------
    $1,000,000 - $2,499,999                    1.00%              2 years
    $2,500,000 - $4,999,999                    0.50%              1 year
    $5,000,000 and over                        0.25%              1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of Silver Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% for a period of 12 months from the date of purchase of the original shares of Silver Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim funds or ING funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim funds or ING funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim funds and ING funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the ING Pilgrim Securities, Inc. ("Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees of 0.25% (calculated as a percentage of the Fund's average daily net assets attributable to Class A).

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged.

     The Fund may change or cancel its exchange policies at any time upon 60 days' written notice to shareholders.

     Class A shares of the Fund generally may be exchanged for shares of Class A of any other open-end Pilgrim fund or ING fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim fund or ING fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at (800) 992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim fund or ING fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission.. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Directors of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A account in the Fund invested into a Pilgrim fund or ING fund which offers Class A shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

     This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Fund's Statement of Additional Information and your tax adviser for further information.

                                                                       FINANCIAL
PILGRIM GOLD FUND                                                     HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below, except for the six months ended June 30, 2000, has been audited by KPMG LLP, independent auditors.

                                                         Six
                                                        months
                                                         ended
                                                       June 30,
                                                         2000                 Year ended December 31,
                                                      (unaudited)  1999      1998      1997      1996     1995
                                                      -----------  ----      ----      ----      ----     ----
Per Share Operating Performance:
Net Asset Value, Beginning of Period              $       3.29      3.03      3.24      5.97      6.24      6.37
Net investment income (loss)                      $      (0.01)    (0.01)       --        --      0.02        --
Net realized and unrealized gain (loss) from
investment operations                             $      (0.54)     0.27     (0.21)    (2.52)     0.50     (0.12)
Total income (loss) from investment operations    $      (0.55)     0.26     (0.21)    (2.52)     0.52     (0.12)
Less distributions:
Distributions from net investment income          $         --        --        --      0.21      0.79      0.01
Total distributions                               $         --        --        --      0.21      0.79      0.01
Net asset value, end of period                    $       2.74      3.29      3.03      3.24      5.97      6.24
Total Return(1)                                   %     (16.72)     8.58     (6.39)   (42.98)     7.84     (1.89)

Ratios/Supplemental Data:
Net assets, end of period (thousands)             $     53,153    72,516    50,841    53,707   109,287   135,779
Ratio of expenses to average net assets(2)        %       2.26      1.94      1.74      1.65      1.60      1.70
Ratio of net investment income (loss) to
average net assets(2)                             %      (0.41)    (0.02)     0.08      0.17     (0.32)     0.07
Portfolio Turnover Rate                           %      16.86     78.55     28.93     38.32     31.04     40.41

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)  Annualized for periods less than one year.

                                   APPENDIX D

The following is a list of the ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the Pilgrim Funds, and the classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                        CLASSES OFFERED
----                                                        ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                               A, B and C
Tax Efficient Equity Fund                                   A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                        A, B and C
Global Communications Fund                                  A, B and C
Global Information Technology Fund                          A, B and C

FIXED INCOME
High Yield Bond Fund                                        A, B and C
Intermediate Bond Fund                                      A, B and C
Money Market Fund                                           A, B, C and I
National Tax-Exempt Bond Fund                               A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                               A, B, C, Q and T
Bank and Thrift Fund                                        A and B
Convertible Fund                                            A, B, C and Q
Corporate Leaders Trust Fund                                A
Growth and Income Fund                                      A, B, C and Q
Growth + Value Fund                                         A, B, C and Q
Growth Opportunities Fund                                   A, B, C, Q, I and T
LargeCap Growth Fund                                        A, B, C and Q
MagnaCap Fund                                               A, B, C, Q and M
MidCap Growth Fund                                          A, B, C and Q
MidCap Opportunities Fund                                   A, B, C, Q and I
Research Enhanced Index Fund                                A, B, C, Q and I
SmallCap Growth Fund                                        A, B, C and Q
SmallCap Opportunities Fund                                 A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                    A, B and M
Emerging Countries Fund                                     A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)              A
International Fund                                          A, B, C and Q
International Core Growth Fund                              A, B, C and Q
International SmallCap Growth Fund                          A, B, C and Q
International Value Fund                                    A, B, C and Q
Troika Dialog Russia Fund                                   A
Worldwide Growth Fund                                       A, B, C and Q

FIXED INCOME
GNMA Income Fund                                            A, B, C, Q, M and T
High Yield Fund                                             A, B, C, Q and M
High Yield Fund II                                          A, B, C, Q and T
Lexington Money Market Trust                                A
Pilgrim Money Market Fund                                   A, B and C
Strategic Income Fund                                       A, B, C and Q

                                     PART B

                             PILGRIM GOLD FUND, INC.

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                 ________, 2000

--------------------------------------------------------------------------------

Acquisition of the Assets and              By and in Exchange for Shares
Liabilities of Silver Fund                 of Gold Fund
(a series of Pilgrim Silver Fund, Inc.)    (a series of Pilgrim Gold Fund, Inc.)
7337 East Doubletree Ranch Road            7337 East Doubletree Ranch Road
Scottsdale, AZ 85258                       Scottsdale, AZ 85258

This Statement of Additional Information is available to the Shareholders of Silver Fund in connection with a proposed transaction whereby all of the assets and liabilities of Silver Fund, a series of Pilgrim Silver Fund, Inc. will be transferred to Gold Fund, a series of Pilgrim Gold Fund, Inc., in exchange for shares of Gold Fund.

This Statement of Additional Information of the Pilgrim Gold Fund, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Gold Fund and Pilgrim Silver Fund dated July 31, 2000, as filed on July 26, 2000.

2. The Financial Statements of Silver Fund are included in the Annual Report of Pilgrim Silver Fund, Inc. dated December 31, 1999, as filed on February 28, 2000.

3. The Financial Statements of Silver Fund are included in the Semi-Annual Report of Pilgrim Silver Fund, Inc. dated June 30, 2000, as filed on August 31, 2000.

4. The Financial Statements of Gold Fund are included in the Annual Report of Pilgrim Gold Fund, Inc. dated December 31, 1999, as filed on February 28, 2000.

5. The Financial Statements of Gold Fund are included in the Semi-Annual Report of Pilgrim Gold Fund, Inc. dated June 30, 2000, as filed on August 31, 2000.

This Statement of Additional Information is not a Prospectus. A Proxy Statement/Prospectus dated ________ ___, 2000, relating to the Reorganization of Silver Fund may be obtained, without charge, by writing to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                                                                  PRO FORMA       PRO FORMA
                                                               GOLD FUND         SILVER FUND     ADJUSTMENTS       COMBINED
                                                              ------------     --------------    -----------    -------------
ASSETS:
Investments at value*                                         $ 52,172,411     $   18,542,073                   $  70,714,484
Cash                                                               184,689            186,647                         371,336
Due from affiliate                                                      --             41,062                          41,062
Receivable for investment securities sold                          995,975                 --                         995,975
Receivable for fund shares sold                                     11,412              8,000                          19,412
Dividends and interest receivable                                  142,356              6,009                         148,365
                                                              ------------     --------------     ---------     -------------
    Total Assets                                                53,506,843         18,783,791            --        72,290,634
                                                              ------------     --------------     ---------     -------------
LIABILITIES:
Due to affiliate                                                    43,106                 --                          43,106
Payable for investment securities purchased                         71,433                 --                          71,433
Payable for fund shares redeemed                                    33,133              2,486                          35,619
Accrued expenses                                                   206,351            130,016                         336,367
                                                              ------------     --------------     ---------     -------------
    Total Liabilities                                              354,023            132,502            --           486,525
                                                              ------------     --------------     ---------     -------------
NET ASSETS                                                    $ 53,152,820     $   18,651,289     $      --     $  71,804,109
                                                              ============     ==============     =========     =============
NET ASSETS CONSIST OF:
  Capital stock - $.01 par value per share                    $     19,403     $        7,567                   $      26,970
  Additional paid-in capital                                   127,912,981         38,743,946                     166,656,927
  Undistributed net investment income (loss)                      (105,392)             1,372                        (104,020)
  Accumulated net realized loss on investments and foreign     (63,342,499)       (10,856,333)                    (74,198,832)
  Unrealized depreciation of investments and foreign
    currency translations of other assets and liabilities      (11,331,673)        (9,245,263)                    (20,576,936)
                                                              ------------     --------------     ---------     -------------
    NET ASSETS                                                $ 53,152,820     $   18,651,289     $      --     $  71,804,109
                                                              ============     ==============     =========     =============
CLASS A:
  Net Assets                                                  $ 53,152,820     $   18,651,289                   $  71,804,109
  Shares authorized ($0.01 par value)                          500,000,000      1,000,000,000                   $ 500,000,000
  Shares outstanding                                            19,402,979          7,567,285      (764,385)(A)    26,205,879
  Net asset value and redemption price per share              $       2.74     $         2.46                   $        2.74


*Cost of Securities                                           $ 63,493,692     $   27,787,336                   $  91,281,028

(A) Reflects new shares issued, net of retired shares of the Silver Fund. (Calculation: Net Assets / NAV per share)

       See Accompanying Notes to Unaudited Proforma Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                                PRO FORMA         PRO FORMA
                                                                GOLD FUND      SILVER FUND     ADJUSTMENTS        COMBINED
                                                              ------------     -----------     ------------      -----------
                                                              FOR THE YEAR     FOR THE YEAR    FOR THE YEAR      FOR THE YEAR
                                                              ENDED 30-JUN     ENDED 30-JUN    ENDED 30-JUN      ENDED 30-JUN
                                                                  2000            2000             2000              2000
                                                              ------------     -----------     ------------      -----------
INVESTMENT INCOME:
  Dividends                                                   $  1,117,517     $   418,682                      $  1,536,199
  Interest                                                         192,224         209,529                           401,753
                                                              ------------     -----------     ------------      -----------
                                                                 1,309,741         628,211                         1,937,952
  Less: foreign tax expense                                         31,829           7,417                            39,246
                                                              ------------     -----------     ------------      -----------
       Total investment income                                   1,277,912         620,794                         1,898,706
                                                              ------------     -----------     ------------      -----------
EXPENSES:
  Investment advisory fees                                         611,327         239,120          (61,030)(A)      789,417
  Transfer agent and shareholder servicing expenses                209,234          89,794                           299,028
  Directors' fees and expenses                                     105,753         105,014         (105,014)(B)      105,753
  Distribution expenses                                             60,170              --          160,486 (A)      220,656
  Administrative fees                                                   --              --           88,262 (A)       88,262
  Professional fees                                                 76,030          36,652          (36,652)(B)       76,030
  Printing and mailing expenses                                     47,667          17,416                            65,083
  Accounting expenses                                               40,759          17,498          (58,257)(C)           --
  Custodian expenses                                                46,092          28,818                            74,910
  Registration fees                                                 29,132          17,007                            46,139
  Computer processing fees                                          18,987           9,165          (28,152)(C)           --
  Other expenses                                                    68,805          18,629                            87,434
                                                              ------------     -----------     ------------      -----------
       Total expenses                                            1,313,956         579,113          (40,357)       1,852,712
  Less: expenses recovered under contract with
   investment advisor                                                   --          56,822          (56,822)(C)           --
                                                              ------------     -----------     ------------      -----------
       Net expenses                                              1,313,956         522,291           16,465        1,852,712
                                                              ------------     -----------     ------------      -----------
       Net investment income (loss)                                (36,044)         98,503          (16,465)          45,994
                                                              ------------     -----------     ------------      -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized gain from:
    Investments                                                (18,457,065)     (1,750,398)                      (20,207,463)
    Foreign currency translations                                  (22,188)         (1,761)                          (23,949)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                 13,791,555      (1,969,560)                       11,821,995
    Foreign currency translations                                   (8,679)             --                            (8,679)
                                                              ------------     -----------     ------------      -----------
  Net loss from investments                                     (4,696,377)     (3,721,719)                       (8,418,096)
                                                              ------------     -----------     ------------      -----------
       NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                             $ (4,732,421)    $(3,623,216)    $    (16,465)     $(8,372,102)
                                                              ============     ===========     ============      ===========

(A) Reflects adjustment in expenses due to effects of current investment advisory, administrative and 12b-1 plan contract rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C)  Reflects adjustment to concur with Pilgrim expense structure.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

GOLD FUND  SILVER FUND PRO FORMA
  Shares     Shares     Shares
  ------     ------     ------
                                    COMMON STOCKS: 82.6%

                                    AUSTRALIA: 7.0%
            1,600,000  1,600,000    Aurora Gold, Ltd.
 1,000,000             1,000,000    Delta Gold, Ltd.
            1,020,000  1,020,000    MIM Holdings, Ltd.
   777,172               777,172 @  Newcrest Mining, Ltd.
 2,002,539             2,002,539    Normandy Mining, Ltd.
              802,857    802,857    Pasminco, Ltd.

                                    CANADA: 25.9%
   443,000               443,000    Agnico-Eagle Mines, Ltd.
    65,000                65,000    Barrick Gold Corporation
   300,000               300,000 @  Claude Resources, Inc.
   400,000               400,000 @ #Claude Resources, Inc.
   200,000               200,000 @ #Claude Resources, Inc. (Warrants)
   201,500               201,500    Franco Nevada Mining Corporation, Ltd.
   541,400               541,400 @  Goldcorp, Inc. "A"
   416,100               416,100 @  IAMGOLD Corporation
 1,050,000             1,050,000 @  Kinross Gold Corporation
   470,000               470,000 @  Meridian Gold, Inc.
   285,500               285,500    Placer Dome, Inc.
               50,000     50,000 @  Silver Standard Resources, Inc.
              300,000    300,000 @  Silver Standard Resources, Inc.
              350,000    350,000 @  Tiomin Resources, Inc.
               75,000     75,000    Western Copper Holdings, Ltd.

                                    MEXICO: 3.8%
              290,056    290,056 @  Corporation Industrial San Luid SA
              404,016    404,016    Grupo Mexico SA de C.V.
              645,000    645,000    Industrias Penoles SA

                                    PERU: 1.9%
              157,009    157,009    Compania De Minas Buenaventura SA "B"

                                    POLAND: 1.1%
               51,000     51,000 @  KGHM Polska Miedz SA (GDR)

                                    SOUTH AFRICA: 22.7%
    61,749                61,749    Anglo American Platinum Corporation, Ltd.
    68,749                68,749    Anglogold, Ltd.
    68,500                68,500    De Beers Consolidated Mines, Ltd. (ADR)
   952,900               952,900    Gold Fields, Ltd.
   641,656               641,656    Harmony Gold Mining, Ltd.
    74,460                74,460    Impala Platinum Holdings, Ltd.

                                    UNITED KINGDOM: 1.2%
              375,000    375,000 @  Ivernia West plc
                9,000      9,000    Rio Tinto plc (ADR)

                                    UNITED STATES: 19.0%
               95,000     95,000 @  Apex Silver Mines, Ltd.
              250,600    250,600 @  Coeur d'Alene Mines Corporation
   177,600               177,600 @  Freeport McMoran Copper & Gold "A"
              439,400    439,400 @  Hecla Mining Company
   368,570    143,500    512,070    Homestake Mining Company
              213,000    213,000 @  Meridian Gold, Inc.
   140,170               140,170    Newmont Mining Corporation
    50,000     25,000     75,000 @  Stillwater Mining Company

                                    TOTAL COMMON STOCKS
                                       (cost: $57,153,719, $20,753,357, $77,907,076)

                                    PREFERRED STOCK: 1.7%
                                    UNITED STATES: 1.7%
               99,000     99,000    Freeport McMoran Copper & Gold (cost $2,081,958)

                                    GOLD BULLION: 3.8%
                                 @  9,513 fine ounces (cost $3,640,945)

                                    SILVER BULLION: 1.8%
                                 @  259,613 fine ounces (cost $1,453,281)

                                    SHORT-TERM INVESTMENT:  8.6%
                                    U.S. GOVERNMENT AGENCY OBLIGATION:  8.6%
 2,700,000             2,700,000    Federal Home Loan Bank, 6.48%,  due 07/03/00 (cost $2,699,028)
            3,500,000  3,500,000    Federal Home Loan Bank, 6.48%,  due 07/03/00 (cost $3,498,740)

                                    TOTAL INVESTMENTS: 98.5%
                                       (cost: $63,493,692, $27,787,336, $91,281,028)
                                    OTHER ASSETS IN EXCESS OF LIABILITIES: 1.5%

                                    TOTAL NET ASSETS: 100.0%
                                      (equivalent to $2.74 per share on 19,402,979 shares outstanding)
                                      (equivalent to $2.46 per share on 7,567,285 shares outstanding)
                                      (equivalent to $2.74 per share on 26,205,879 shares outstanding)

                                                                                     GOLD FUND    SILVER FUND    PRO FORMA
                                                                                       Value         Value         Value
                                                                                    ------------  ------------  ------------
COMMON STOCKS: 82.6%

AUSTRALIA:  7.0%
Aurora Gold, Ltd.                                                                                 $    134,494  $    134,494
Delta Gold, Ltd.                                                                       $ 745,121                     745,121
MIM Holdings, Ltd.                                                                                     551,186       551,186
Newcrest Mining, Ltd.                                                                  2,099,833                   2,099,833
Normandy Mining, Ltd.                                                                  1,082,128                   1,082,128
Pasminco, Ltd.                                                                                         429,026       429,026
                                                                                    ------------  ------------  ------------
                                                                                       3,927,082     1,114,706     5,041,788
                                                                                    ------------  ------------  ------------
CANADA: 25.9%
Agnico-Eagle Mines, Ltd.                                                               2,851,812                   2,851,812
Barrick Gold Corporation                                                               1,182,188                   1,182,188
Claude Resources, Inc.                                                                   123,509                     123,509
Claude Resources, Inc.                                                                   164,679                     164,679
Claude Resources, Inc. (Warrants)                                                              -                           -
Franco Nevada Mining Corporation, Ltd.                                                 2,325,518                   2,325,518
Goldcorp, Inc. "A"                                                                     3,873,224                   3,873,224
IAMGOLD Corporation                                                                      856,537                     856,537
Kinross Gold Corporation                                                                 935,431                     935,431
Meridian Gold, Inc.                                                                    2,854,887                   2,854,887
Placer Dome, Inc.                                                                      2,730,094                   2,730,094
Silver Standard Resources, Inc.                                                                         64,844        64,844
Silver Standard Resources, Inc.                                                                        404,948       404,948
Tiomin Resources, Inc.                                                                                 162,992       162,992
Western Copper Holdings, Ltd.                                                                           75,928        75,928
                                                                                    ------------  ------------  ------------
                                                                                      17,897,879       708,712    18,606,591
                                                                                    ------------  ------------  ------------
MEXICO: 3.8%
Corporation Industrial San Luid SA                                                                     545,152       545,152
Grupo Mexico SA de C.V.                                                                              1,136,953     1,136,953
Industrias Penoles SA                                                                                1,041,888     1,041,888
                                                                                    ------------  ------------  ------------
                                                                                                     2,723,993     2,723,993
                                                                                    ------------  ------------  ------------
PERU: 1.9%
Compania De Minas Buenaventura SA "B"                                                                1,368,128     1,368,128
                                                                                    ------------  ------------  ------------
POLAND: 1.1%
KGHM Polska Miedz SA (GDR)                                                                             762,450       762,450
                                                                                    ------------  ------------  ------------
SOUTH AFRICA: 22.7%
Anglo American Platinum Corporation, Ltd.                                              1,779,669                   1,779,669
Anglogold, Ltd.                                                                        2,808,865                   2,808,865
De Beers Consolidated Mines, Ltd. (ADR)                                                1,663,266                   1,663,266
Gold Fields, Ltd.                                                                      3,738,641                   3,738,641
Harmony Gold Mining, Ltd.                                                              3,549,101                   3,549,101
Impala Platinum Holdings, Ltd.                                                         2,769,829                   2,769,829
                                                                                    ------------  ------------  ------------
                                                                                      16,309,371                  16,309,371
                                                                                    ------------  ------------  ------------
UNITED KINGDOM: 1.2%
Ivernia West plc                                                                                       246,955       246,955
Rio Tinto plc (ADR)                                                                                    587,250       587,250
                                                                                    ------------  ------------  ------------
                                                                                                       834,205       834,205
                                                                                    ------------  ------------  ------------
UNITED STATES: 19.0%
Apex Silver Mines, Ltd.                                                                                944,062       944,062
Coeur d'Alene Mines Corporation                                                                        610,837       610,837
Freeport McMoran Copper & Gold "A"                                                     1,620,600                   1,620,600
Hecla Mining Company                                                                                   494,325       494,325
Homestake Mining Company                                                               2,533,919       986,563     3,520,482
Meridian Gold, Inc.                                                                                  1,304,625     1,304,625
Newmont Mining Corporation                                                             3,031,176                   3,031,176
Stillwater Mining Company                                                              1,393,750       696,875     2,090,625
                                                                                    ------------  ------------  ------------
                                                                                       8,579,445     5,037,287    13,616,732
                                                                                    ------------  ------------  ------------
TOTAL COMMON STOCKS
   (cost: $57,153,719, $20,753,357, $77,907,076)                                      46,713,777    12,549,481    59,263,258
                                                                                    ------------  ------------  ------------
PREFERRED STOCK: 1.7%
UNITED STATES:  1.7%
Freeport McMoran Copper & Gold (cost $2,081,958)                                                     1,188,000     1,188,000
                                                                                    ------------  ------------  ------------
GOLD BULLION: 3.8%
9,513 fine ounces (cost $3,640,945)                                                    2,759,606                   2,759,606
                                                                                    ------------  ------------  ------------
SILVER BULLION: 1.8%
259,613 fine ounces (cost $1,453,281)                                                                1,305,852     1,305,852
                                                                                    ------------  ------------  ------------
SHORT -TERM INVESTMENT: 8.6%
U.S. GOVERNMENT AGENCY OBLIGATION:  8.6%
Federal Home Loan Bank, 6.48%, due 07/03/00 (cost $2,699,028)                          2,699,028                   2,699,028
Federal Home Loan Bank, 6.48%, due 07/03/00 (cost $3,498,740)                                        3,498,740     3,498,740
                                                                                    ------------  ------------  ------------
                                                                                       2,699,028     3,498,740     6,197,768
                                                                                    ------------  ------------  ------------
TOTAL INVESTMENTS:  98.5%
   (cost:  $63,493,692,   $27,787,336,  $91,281,028)                        98.50%    52,172,411    18,542,073    70,714,484
OTHER ASSETS IN EXCESS OF LIABILITIES:  1.5%                                 1.50%       980,409       109,216     1,089,625
                                                                           -------  ------------  ------------  ------------
TOTAL NET ASSETS:  100.0%
  (equivalent to $2.74 per share on 19,402,979 shares outstanding)
  (equivalent to $2.46 per share on 7,567,285 shares outstanding)
  (equivalent to $2.74 per share on 26,205,879 shares outstanding)         100.00%  $ 53,152,820  $ 18,651,289  $ 71,804,109
                                                                           =======  ============  ============  ============

----------
@    Non-income producing security
#    Restriced Security
ADR  American Depository Receipt

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 2, 2000, the Boards of Pilgrim Gold Fund ("Gold Fund") and Pilgrim Silver Fund ("Silver Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Silver Fund, Gold Fund will acquire all the assets of Silver Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Gold Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined unaudited financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities reflect the financial position of Gold Fund and Silver Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Gold Fund and Silver Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Gold Fund and Silver Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Gold Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market, Gold Bullion and Silver Bullion, are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

Note 3 - Foreign Currency Transactions:

The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of the U.S. Government.

Note 4 - Capital Shares:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Silver Fund by Gold Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of Class A of Silver Fund by the respective Class A net asset value per share of Gold Fund .

Note 5 - Unaudited Pro Forma Adjustments:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Silver Fund expenses were adjusted assuming Gold Fund's fee structure was in effect for the year ended June 30, 2000.

Note 6 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 7 - Federal Income Taxes:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward which may offset Gold Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Article Seventh of the Articles of Incorporation provides to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland General Corporation Law.

     No provision of the Articles of Incorporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, or of the Investment Company Act of 1940, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Form of Amended and Restated Articles of Incorporation - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

     (B) Form of Articles Supplementary Designating Class A - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

(2) Form of Amended and Restated Bylaws - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

(3)       Not Applicable

(4) Form of Agreement and Plan of Reorganization between Pilgrim Gold Fund, Inc., on behalf of Pilgrim Gold Fund, and Pilgrim Silver Fund, Inc. on behalf of Pilgrim Silver Fund

(5)       See Exhibits 1 and 2

(6) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc.

(7)       Form of Underwriting Agreement between Registrant and Pilgrim
          Securities, Inc.

(8)       Not Applicable

(9) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

(10) (A) Form of Service and Distribution Plan for Class A Shares - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

     (B) Form of Multiple Class Plan pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's

(11) Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

(11)      Form of Opinion and Consent of Dechert

(12) Form of Opinion and Consent of Dechert supporting tax matters and consequences

(13) (A)  Form of Administration Agreement between Registrant and ING
          Pilgrim Group, Inc. - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

     (B) Form of Expense Limitation Agreement between Registrant and ING Pilgrim Investments, Inc. - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference

(14)      Consent Independent Auditors

(15)      Not Applicable

(16)      Filed herewith

(17)      Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act 17 [CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 30th day of November, 2000.

                                 PILGRIM GOLD FUND, INC.


                                 By: /s/ James M. Hennessy
                                     -------------------------------------------
                                     James M. Hennessy
                                     Senior Executive Vice President & Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                         Title                         Date
     ---------                         -----                         ----

/s/ John G. Turner              Director and Chairman          November 30, 2000
----------------------------
John G. Turner*


/s/ Robert W. Stallings         Director and President         November 30, 2000
----------------------------    (Chief Executive Officer)
Robert W. Stallings*


/s/ Michael J. Roland           Senior Vice President and      November 30, 2000
----------------------------    Principal Financial Officer
Michael J. Roland*


/s/ Al Burton                   Director                       November 30, 2000
----------------------------
Al Burton*


/s/ Paul S. Doherty             Director                       November 30, 2000
----------------------------
Paul S. Doherty*


/s/ Robert B. Goode             Director                       November 30, 2000
----------------------------
Robert B. Goode*


/s/ Alan L. Gosule              Director                       November 30, 2000
----------------------------
Alan L. Gosule*

/s/ Walter H. May               Director                       November 30, 2000
----------------------------
Walter H. May*


/s/ Jock Patton                 Director                       November 30, 2000
----------------------------
Jock Patton*


/s/ David W.C. Putnam           Director                       November 30, 2000
----------------------------
David W.C. Putnam*


/s/ John R. Smith               Director                       November 30, 2000
----------------------------
John R. Smith*


/s/ David W. Wallace            Director                       November 30, 2000
----------------------------
David W. Wallace


* By: /s/ James M. Hennessy
      ------------------------
      James M. Hennessy
      Attorney-in-Fact**

** Executed pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Gold Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2000

/s/ John G. Turner                               /s/ Alan L. Gosule
-------------------------------                  -------------------------------
John G. Turner                                   Alan L. Gosule


/s/ Robert W. Stallings                          /s/ Walter H. May
-------------------------------                  -------------------------------
Robert W. Stallings                              Walter H. May


/s/ Al Burton                                    /s/ Jock Patton
-------------------------------                  -------------------------------
Al Burton                                        Jock Patton


/s/ Paul S. Doherty                              /s/ David W.C. Putnam
-------------------------------                  -------------------------------
Paul S. Doherty                                  David W.C. Putnam


/s/ Robert B. Goode, Jr.                         /s/ John R. Smith
-------------------------------                  -------------------------------
Robert B. Goode, Jr.                             John R. Smith


/s/ David W. Wallace
-------------------------------
David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Gold Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: November 14, 2000                      /s/ Michael J. Roland
                                              ----------------------------------
                                              Michael J. Roland

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between Pilgrim Gold Fund, Inc., on behalf of Pilgrim Gold Fund, and Pilgrim Silver Fund, Inc., on behalf of Pilgrim Silver Fund

(6) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc.

(7)  Form of Underwriting Agreement between Registrant and Pilgrim Securities,
     Inc.

(11) Form of Opinion and Consent of Dechert

(12) Form of Opinion and Consent of Dechert supporting tax matters and consequences

(14) Consent of Independent Auditors

                               PILGRIM SILVER FUND

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON ________ ___, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of the Silver Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, on ________ ___, 2000 at ______ a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "X" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Silver Fund by Gold Fund in exchange for shares of common stock of Gold Fund and the assumption by Gold Fund of all of the liabilities of Silver Fund.

               For  [ ]     Against [ ]     Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


----------------------------------------                    --------------------
Signature                                                   Date


----------------------------------------                    --------------------
Signature (if held jointly)                                 Date